HERITAGE OAKS BANCORP INVESTOR PRESENTATION

West Coast Financial Services Conference
March 10-11, 2015
Phoenix, Arizona

Sandler O'Neill + Partners, L.P.

HERITAGE OAKS BANCORP

FORWARD LOOKING STATEMENTS

Certain statements contained in this Presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the continuing relative softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or changes in interest rates on our net interest margin; our ability to attract and retain employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber attack; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and / or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter in which we are involved, and the potential impact that it may have on earnings, reputation or our operations; and the possibility that any expansionary activities will be impeded while the FDIC’s and CA DBO’s joint Consent Order remains outstanding, and that we will be unable to comply with the requirements set forth in the Consent Order, which could result in restrictions on our operations, and other risks described in our annual report on Form 10-K that is on file with the Securities and Exchange Commission. (Refer to the Company’s Risk Factors identified in the Company’s most recent 10-K filed on March 6, 2015). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

HERITAGE OAKS BANCORP

OVERVIEW OF FRANCHISE

- Publicly traded on NASDAQ (symbol: HEOP)
- Largest community bank headquartered on California's Central Coast
- Headquarters in Paso Robles, CA
- Rick Arredondo hired as the new President and Chief Banking Officer
- Mission Community Bank acquisition completed 2/28/2014
- $1.71 billion in total assets as of 12/31/2014
- Celebrating our 32nd year of operation
- 12 branch offices including the new Goleta location (Average deposits per branch are approximately $116MM)
- 294 employees at 12/31/2014, down from 357 at 2/28/2014 merger date
- Well Capitalized, Solid Margins, Strong Credit Quality
- Strong core deposit base (33% non-interest bearing accounts)
- Declared dividend for last three quarters with current dividend yield at 2.6%[1]; equivalent to 38% payout of fourth quarter earnings.

Note: [1] Based on a) 1/28/2015 dividend declared at $0.05 dividend per common and preferred share and b) 2/2/2015 closing stock price of $7.82

HERITAGE OAKS BANCORP

LEADING COMMUNITY BANK IN HIGHLY ATTRACTIVE MARKET AREA
MARKET DEMOGRAPHICS

- Heritage Oaks Bank ranks #1 in market share of community banks in San Luis Obispo County and #2 in Santa Barbara County;
- Coastal California market area attracts high net-worth individuals and middle market businesses;
- Household median income in footprint is 19% higher than the national median;
- Agriculture, tourism, and technology are dominant industries; and
- Recently opened new branch in Goleta.





SAN LUIS OBISPO
Paso Robles
Cambria
Templeton
Atascadero
Morro Bay
San Luis Obispo
Arroyo Grande
Santa Maria
SANTA BARBARA
Goleta
Santa Barbara
VENTURA
Oxnard
CALIFORNIA

HERITAGE OAKS BANCORP

Leading Community Bank in Highly Attractive Market Area

MARKET SHARE AND MARKET DEMOGRAPHICS

Overall Rank	Community Bank Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth 2014 (%)	5-Year Deposit CAGR (%)
San Luis Obispo, CA							
1		Rabobank Nederland	16	1,491,746	26.73	7.06	9.44
2	1	Heritage Oaks Bancorp	9	1,003,566	17.99	6.43	2.78
3		Wells Fargo & Co.	8	789,709	14.15	6.37	11.52
4		Bank of America Corp.	6	688,947	12.35	4.21	(1.05)
5		JPMorgan Chase & Co.	10	660,623	11.84	7.03	3.63
6		Mitsubishi UFJ Financial Group Inc./Union	4	241,661	4.33	1.96	(1.00)
7	2	PacWest Bancorp	5	229,148	4.11	(12.82)	(17.03)
8	3	Founders Bancorp	3	151,849	2.72	9.68	10.30
9	4	Coast Bancorp	3	110,798	1.99	0.97	(3.32)
10		U.S. Bancorp	6	107,039	1.92	(15.08)	(8.17)
		All Other Banks (3)	4	104,912	1.87	0.07	-
		Market Total	***74***	***5,579,998***	***100.00***	***4.70***	***2.73***
Santa Barbara, CA							
1		Mitsubishi UFJ Financial Group Inc./Union	18	1,991,100	19.39	(3.81)	(5.07)
2		Wells Fargo & Co.	11	1,850,542	18.03	4.41	5.19
3		Rabobank Nederland	17	1,180,453	11.50	5.21	6.87
4		Bank of America Corp.	8	1,173,520	11.43	2.58	(0.24)
5	1	Montecito Bancorp	7	936,435	9.12	6.46	5.74
6		JPMorgan Chase & Co.	13	808,692	7.88	14.40	7.86
7	2	Heritage Oaks Bancorp	3	395,726	3.85	16.17	9.31
8	3	Community West Bancshares	4	361,505	3.52	13.18	(2.96)
9		First Republic Bank	1	236,835	2.31	47.06	4.94
10		BNP Paribas SA/Bank of the West	2	209,710	2.04	19.07	5.60
		All Other Banks (11)	22	1,121,810	10.93	(0.53)	-
		Market Total	***106***	***10,266,328***	***100.00***	***4.55***	***1.44***

Source: SNL Securities 11/6/2014

HERITAGE OAKS BANCORP

VENTURA COUNTY OPPORTUNITY

	San Luis Obispo County	Santa Barbara County	Ventura County
Population by County	276,443	435,697	**839,620**
Median Household Income by County	$ 59,628	$ 62,723	**$ 76,483**
Average Household Net Worth	$ 644,945	$ 735,427	**$ 815,266**
Number of Businesses	20,961	24,984	**50,448**
Total Deposits by County ($000)	$ 5,579,998	$ 10,266,328	**$ 16,163,300**

Sources: FDIC as of 6/30/14, US Census Bureau 2013 estimates and D&B Hoovers 11/14

HERITAGE OAKS BANCORP

OPPORTUNITIES IN OUR MARKET

- CitiBank scheduled to close two branches in our market
- RaboBank laid off more than 50 commercial lending team members and is going to focus on Agribusiness lending (not C&I)
- Rabobank will also be closing several offices in our market in 2015
- We are introducing our new advertising campaign in 2015 targeted at increasing market awareness about Heritage Oaks Bank. Our new tag line will be introduced: "We're Central to the Coast"

BUSINESS MODEL

- **Primary Business:**
  - Commercial & Retail banking
  - CRE, C&I, Ag lending and SBA to small and medium size local businesses
  - 1 – 4 Family Mortgages, Home Equity and other consumer loans
  - Niche markets include Hospitality, Professionals, SBA, and Agriculture
- **Well Positioned versus Local Competitors:**
  - Strong credit quality
  - Improving efficiency and profitability
  - Reinvesting a portion of expense savings into top line revenue growth
  - Strong net interest margin (3.95% for Q4, 2014)
  - Well capitalized, low cost core deposit base
  - Larger lending limit compared to local community banks

HERITAGE OAKS BANCORP

PROFITABILITY TRENDS

Quarterly Net Income



In thousands
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$1,634
($1,763)
$2,949
$3,429
$4,352
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14

Earnings before taxes, loan loss provision, securities gains and merger costs



In thousands
$8,000
$6,000
$4,000
$2,000
$0
$4,000
$4,280
$5,508
$5,469
$7,003
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14

Year End Net Income



In thousands
15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
(20,000)
($17,560)
$7,725
$13,037
$10,841
$8,965
2010
2011
2012
2013
2014

Earnings before taxes, loan loss provision, securities gains and merger costs



In thousands
25,000
20,000
15,000
10,000
5,000
0
$11,428
$13,633
$16,301
$14,963
$22,258
2010
2011
2012
2013
2014

HERITAGE OAKS BANCORP

PROFITABILITY TRENDS

Efficiency Ratio


70%
65%
60%
55%
67.0%
68.2%
66.7%
67.8%
59.4%
Q4 13*
Q1 14*
Q2 14*
Q3 14*
Q4 14*

Net Interest Margin


4.00%
3.95%
3.90%
3.85%
3.80%
3.89%
3.98%
3.98%
3.98%
3.95%
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14

Efficiency Ratio


70%
69%
68%
67%
66%
65%
64%
63%
69.1%
68.0%
67.9%
69.2%
65.4%
2010
2011
2012
2013*
2014*

Year End Net Interest Margin


5.00%
4.50%
4.00%
3.50%
3.00%
4.57%
4.71%
4.46%
4.03%
3.97%
2010
2011
2012
2013
2014

* Non-GAAP Operating Efficiency less merger, restructure and integration costs

HERITAGE OAKS BANCORP

ROBUST LOAN & DEPOSIT GROWTH

Loan Growth


(In millions)
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
25.1% Total CAGR
13.5% Organic CAGR
645
664
678
690
705
747
777
827
1,114
1,152
1,193
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

Deposit Growth


(In millions)
$1,550
$1,350
$1,150
$950
$750
$550
$350
22.1% Total CAGR
9.1% Organic CAGR
806
834
855
871
863
883
957
974
1,366
1,394
1,423
1,395
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

HERITAGE OAKS BANCORP

KEY CREDIT METRICS

Non Performing Assets/Total Assets


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.48%
4.15%
4.02%
1.35%
1.58%
0.84%
0.62%
2008
2009
2010
2011
2012
2013
2014

Non-Accrual Loans


In thousands
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$18,327
$38,170
$32,819
$12,368
$17,309
$10,117
$10,535
2008
2009
2010
2011
2012
2013
2014

Other Real Estate Owned (OREO)


In thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,337
$946
$6,668
$917
$0
$0
$0
2008
2009
2010
2011
2012
2013
2014

Classified Assets/(Tier I + ALLL)


100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
22.48%
90.09%
67.53%
44.31%
35.40%
25.95%
28.03%
2008
2009
2010
2011
2012
2013
2014

HERITAGE OAKS BANCORP

LOAN PORTFOLIO SEGMENTATION

Loan Portfolio Yield

5.12% for Q4 2014

HEOP as of 12/31/2014


CRE NOO
33%
5.37% Yield
Agricultural
5%
4.58% Yield
C&I
13%
5.08% yield
Consumer
1%
8.36% Yield
Construction & Land
4%
5.65% Yield
Farmland
8%
5.13% Yield
SFR
14%
4.74% Yield
MFR
6%
4.90% Yield
CRE OO
16%
5.00% Yield

HERITAGE OAKS BANCORP

LOW COST DEPOSIT BASE

Low Cost Deposits
0.25% for Q4 2014

Strong Noninterest Bearing Deposit Growth

	Q4-13	Q4-14
% of total deposits	30%	33%
Year-over-year growth	$170M or 58%	

HEOP as of 12/31/2014


Noninterest bearing 33%
Money Market 32%
Avg. 2014 Cost 0.30%
Time Deposits 20%
Avg. 2014 Cost 0.76%
Other Interest Bearing 15%
Avg. 2014 Cost 0.10%

HERITAGE OAKS BANCORP

MANAGEMENT TEAM

Board of Directors

Simone F. Lagomarsino
President & CEO
Since: 2011

Joseph Stronks
Senior Operations Officer
Since 2007

Mark Holbrook
Chief Risk Officer
Since 2014

Lonny Robinson
Chief Financial Officer
Since 2014

Rick Arredondo
President and Chief Banking Officer
Since 2015

Bill Schack
Chief Credit Officer
Since 2013

HERITAGE OAKS BANCORP

STRONG INSTITUTIONAL SUPPORT (AS OF 12/31/2014)

	Investor	Ownership
(1)	Carpentor & Co.	17.33%
	Patriot Financial Manager LP	10.96%
(2)	Castle Creek Capital LLC	9.80%
	Basswood Capital Management LLC	7.14%
	Manulife Asset Management (US) LLC	5.07%
	Banc Funds Co. LLC	4.64%
	MFP Investors LLC	3.44%
	BlackRock Fund Advisors	2.71%
	Vanguard Group Inc.	2.38%
	Wellington Management Co. LLP	1.45%
	Stieven Capital Advisors LP	1.37%
	Phocas Financial Corp.	1.25%
	Maltese Capital Management LLC	1.05%
	SsgA Funds Management Inc.	0.86%
	Total	**69.45%**

(1) Report date 8/1/2014

(2) Reflects the conversion of Series C Preferred to Common Shares in December 2014

HERITAGE OAKS BANCORP

STOCK APPRECIATION 12/31/2013 TO 12/31/2014


Heritage Oaks Bancorp - Daily Price Change %
Annual return
HEOP +11.87%
KBW Bank +7.22%
NASDAQ Bank +2.84%
S&P 500 +11.39%
KBW Regional Bank +0.20%
HEOP, $8.39
12/31/2014
HEOP, $7.50
12/31/13
Price Change (%)
15.00
10.00
5.00
0.00
(5.00)
(10.00)
(15.00)
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14

HERITAGE OAKS BANCORP

SUMMARY

- Largest community bank headquartered on the central coast of California;
- Management team in place with broad financial services experience;
- Focused on businesses and customers unique to our footprint;
- Strong core deposit base;
- Continuing improvement in overall asset quality;
- Poised for continued solid organic growth within our footprint;
- Mission Community Bank merger positions Heritage well for growth and profitability; and
- Working to enhance our risk management framework to address the issues identified in our Consent Order related to BSA / AML compliance, issued in November, 2014.

HERITAGE OAKS BANCORP

APPENDIX

HERITAGE OAKS BANCORP

MARKET SHARE AND MARKET DEMOGRAPHICS

Overall Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth 2014 (%)	5-Year Deposit CAGR (%)
Ventura, CA						
1	Wells Fargo & Co.	30	4,277,026	27.04	4.09	3.99
2	Bank of America Corp.	24	3,092,370	19.55	4.25	(1.33)
3	JPMorgan Chase & Co.	31	2,301,145	14.55	10.45	6.61
4	Mitsubishi UFJ Financial Group Inc.	14	1,087,687	6.88	(2.46)	(1.68)
5	Citigroup Inc.	10	1,026,754	6.49	6.97	4.16
6	Rabobank Nederland	11	971,404	6.14	17.39	15.40
7	CIT Group Inc.	4	529,578	3.35	(1.29)	11.53
8	Royal Bank of Canada	4	455,219	2.88	12.72	9.91
9	PacWest Bancorp	6	345,856	2.19	(6.87)	(15.73)
10	U.S. Bancorp	18	329,356	2.08	(6.00)	(1.56)
11	CU Bancorp	2	237,323	1.50	(1.33)	20.70
12	County Commerce Bank	3	209,135	1.32	17.64	10.01
13	OCB Bancorp	3	136,883	0.87	5.03	6.80
14	BNP Paribas SA	2	118,053	0.75	(9.45)	4.62
15	Community West Bancshares	2	111,838	0.71	(3.18)	10.54
16	First Banks Inc.	2	109,973	0.70	(35.48)	(5.07)
17	Comerica Inc.	1	104,375	0.66	19.97	18.14
18	Sierra Bancorp	2	89,422	0.57	(2.77)	0.93
19	Montecito Bancorp	2	84,589	0.53	18.96	15.16
20	California Republic Bancorp	1	66,505	0.42	17.49	33.39
	Other Market Participants (11)	*6*	*134,636*	*0.85*	*7.89*	*-6.35*
	Market Total	***178***	***15,819,127***	***100.00***	***4.61***	***2.81***

Source: SNL as of 2/3/2015

HERITAGE OAKS BANCORP

STOCK APPRECIATION 12/31/2013 TO 3/4/2015



Heritage Oaks Bancorp - Daily Price Change %
HEOP +3.33%
KBW Bank +4.74%
NASDAQ Bank +0.36%
S&P 500 +13.53%
KBW Regional Bank -1.58%
Price Change (%)
20.00
15.00
10.00
5.00
0.00
(5.00)
(10.00)
(15.00)
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
HEOP, $7.50
12/31/13
HEOP, $7.75
3/4/2015

HERITAGE OAKS BANCORP

CONSENT ORDER – BSA / AML

- We stipulated to a Consent Order from the Federal Deposit Insurance Corporation ("FDIC") and California Department of Business Oversight ("CDBO") in November, 2014.

- Per the Consent Order, the Bank must review, update and implement an enhanced risk assessment process based on the 2010 Federal Financial Institutions Examination Council Bank Secrecy Act/Anti-Money Laundering ("BSA/AML") Examination Manual.

- Some of the areas highlighted in the Consent Order include the requirements to:
  - i) enhance customer due-diligence procedures;
  - ii) improve the enhanced due diligence analysis for high-risk customers;
  - iii) ensure the proper identification and reporting of suspicious activity;
  - iv) address and correct the noted violations of law;
  - v) ensure that there is sufficient and qualified staff; and
  - vi) ensure that all staff are properly trained to carry out the BSA/AML programs.

HERITAGE OAKS BANCORP

LOW SENSITIVITY TO MARKET RISK

- Neutral positioning over the short term.

Economic Value of Equity — 12/31/14


400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
Change in EVE (%)

Net Interest Income — 12/31/14


300 bps
200 bps
100 bps
No change
-100 bps
-200 bps
-300 bps
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
Change in NII (%)

HERITAGE OAKS BANCORP

MANAGING RISK IN A LOW RATE ENVIRONMENT

- Interest rate risk philosophy in a persistently low rate environment is to remain neutral to limited rate changes and asset sensitive to significant movements
- Target a balanced mix of Floating, Adjustable, and Fixed Rate Loans to ensure diversity in exposure to rate indices and changes in the yield curve
- Stress test earnings at risk and economic value at risk with varying model assumptions
- Selectively extend liabilities dependent on balance sheet trends and model results
- Continue focus on acquiring non interest bearing deposits
- 3 year effective duration of bond portfolio with a mix of floating and fixed investments
- Target stable cash flows and limit exposure to optionality in the bond portfolio

HERITAGE OAKS BANCORP

GAAP TO NON-GAAP RECONCILATION

Pre-tax, Pre-gain/loss on investments, and Pre-merger costs reconciliation Earnings

(dollars in thousands)	Q4 13	Q1 14	Q2 14	Q3 14	Q4 14
GAAP net income	$1,634	$(1,763)	$2,949	$3,429	$4,352
Adjusted for:					
Income tax expense	1,308	(1,074)	1,738	1,742	2,343
(Gain) loss on sale of investment securities	9	2	(101)	(450)	(97)
Merger, restructure and integration	1,049	7,115	922	748	405
Non-GAAP earnings before income taxes, gains on investments, and merger, restructure and integration costs	$4,000	$ 4,280	$5,508	$5,469	$7,003

HERITAGE OAKS BANCORP

GAAP TO NON-GAAP RECONCILATION

Pre-tax, Pre-provision for loan losses, Pre-gains on investments and Pre-merger costs reconciliation Earnings

(dollars in thousands)	**2010**	**2011**	**2012**	**2013**	**2014**
GAAP net income	$ (17,560)	$ 7,725	$ 13,037	$ 10,841	$ 8,965
Adjusted for:					
Income tax expense	(1,760)	1,828	(1,798)	6,997	4,749
Provision for loan losses	31,531	6,063	7,681	-	-
(Gain) loss on sale of investment securities	(783)	(1,983)	(2,619)	(3,926)	(646)
Merger, restructure and integration	-	-	-	1,051	9,190
Non-GAAP earnings before income taxes, provision for loan losses, gains on investments, and merger, restructure and integration costs	$ 11,428	$ 13,633	$ 16,301	$ 14,963	$ 22,258

HERITAGE OAKS BANCORP

GAAP TO NON-GAAP RECONCILATION

Operating efficiency less merger, restructure and integration costs

(dollar amounts in thousands)	Q4 13	Q1 14	Q2 14	Q3 14	Q4 14
Non interest expense	$ 9,624	$ 17,038	$ 12,986	$ 13,382	$ 11,385
Less: OREO related costs and writedowns	(51)	(72)	(55)	(55)	3
Less: Amortization of CDI	(100)	(166)	(297)	(297)	(297)
Less: Merger, restructure and integration	(1,049)	(7,115)	(922)	(748)	(405)
Adjusted non-interest expense	8,424	9,685	11,712	12,282	10,686
Net Interest Income	10,687	12,451	15,197	15,571	15,726
Non interest income	1,879	1,750	2,476	2,982	2,354
Less: net gains/(losses)	9	2	(101)	(432)	(97)
Operating efficiency less merger, restructure and integration costs	66.99%	68.19%	66.65%	67.78%	59.42%

HERITAGE OAKS BANCORP

GAAP TO NON-GAAP RECONCILATION

Operating efficiency less merger, restructure and integration costs

(dollar amounts in thousands)	2013	2014
Non interest expense	$36,563	$54,792
Less: OREO related costs and writedowns	(180)	(179)
Less: Amortization of CDI	(400)	(1,057)
Less: Merger, restructure and integration	(1,051)	(9,190)
Adjusted non-interest expense	34,932	44,366
Net Interest Income	41,526	58,931
Non interest income	12,875	9,575
Less: net gains/(losses)	(3,926)	(645)
Operating efficiency less merger, restructure and integration costs	69.21%	65.38%